SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  July 30, 2002


                                   AT&T CORP.
                                   ----------
               (Exact name of registrant as specified in charter)


                                    New York
                                    --------
                 (State or other jurisdiction of incorporation)


                 1-1105                                13-4924710
         (Commission File No.)              (IRS employer identification no.)


   295 North Maple Avenue, Basking Ridge, New Jersey             07920
       (Address of principal executive offices)                (Zip Code)


               Registrant's telephone number, including area code:
                                 (908) 221-2000


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ITEM 5.     OTHER EVENTS

            On July 30, 2002, AT&T Corp. and AOL Time Warner issued a joint press release, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.


            Exhibits.

99.1    Joint press release issued on July 30, 2002.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    AT&T CORP.


                                    By:  /s/ Robert S. Feit
                                        ---------------------------------
                                        Name:   Robert S. Feit
                                        Title:  Chief Counsel - Corporate
                                                and Financial Matters



Date:  July 30, 2002

                                  EXHIBIT INDEX


 Exhibit
   No.          Description
 -------        -----------


99.1    Joint press release issued on July 30, 2002.